THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Exhibit 10.13

THE UNIVERSITY OF TEXAS HEALTH SCIENCE CENTER AT HOUSTON

AND

IMMATICS US, INC.

AMENDMENT NUMBER 3 – FACILITIES/EQUIPMENT USE AND SERVICES AGREEMENT

This Amendment Number 3 (“Amendment”) to the Facilities/Equipment Use and Services Agreement (“Agreement”) is entered into effective the 1st day of October 2016, by and between The University of Texas Health Science Center at Houston, (“UTHealth”) and Immatics US, Inc. (“Immatics”). UTHealth and Immatics shall be known collectively as “the Parties” and singularly as “a Party” or “the Party.”

WHEREAS, the Parties previously entered into an Agreement effective September 1, 2015, as previously amended, whereby UTHealth makes available certain facilities, equipment, and personnel in support of projects; and

WHEREAS, the Parties now desire to amend the Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	Section 3.3 shall be deleted in its entirety and replaced with the following:

Consumable Supplies and Services. UTHealth shall make available the consumable supplies and services set forth in Exhibit D for use in the Manufacturing Program. Process-specific reagents, supplies and services are not included in the cost set forth in Exhibit D. Unless prior approval is received by the Facility Director, all reagents, supplies and services not included in Exhibit D shall be procured by UTHealth from vendors qualified by the Facility and invoiced separately.

2.	Section 9, bullets 2, 3 and 4 shall be deleted in their entirety and replaced with the following:

“●    a base monthly fee of [***] per production suite (i.e., BBS 6310, BBS 6312, and BBS 6314) calculated in accordance with the budget set forth in Exhibit E-2 for the applicable term set forth in section 1.1.a.

●    a monthly minimum personnel fee of [***] in accordance with the budget set forth in Exhibit E-3. Any effort exceeding the values specified in exhibit E-3 will be documented and invoiced to Immatics on top of the minimum fee.

●    a monthly fee of [***] for the exclusive use of a Biosafe Sepax 2 RM automated cell processing system for the same term applicable to room BBS 6310 set forth in section 1.1.a. This fee includes maintenance of the instrument.”

3.	Exhibit D shall be deleted in its entirety and replaced with the following:

EXHIBIT D

Consumables and Services provided to Immatics by UTHealth

[***]

Immatics will supply to UTHealth copies of all standard operating procedures used in the Licensed Facilities and Certificates of Analysis of reagents and raw materials used in the Manufacturing Program. These documents will be reviewed by Facility’s quality team and will be added to the Facility’s Quality Management System upon approval.

4.	Exhibit E2 shall be deleted in its entirety and replaced with the following:

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Base Monthly Cost per suite (E2)
[***]
Sub Total	[***]
F&A [***]	[***]
Grand Total	[***]

5.	Exhibit E3 shall be deleted in its entirety and replaced with the following:

Monthly Minimum Personnel Cost (E3)
[***]
Sub Total	[***]
F&A [***]	[***]
Grand Total	[***]

Individual extra-ordinary serviceswill be billed separately based on actual usage at the following rates (F)
Cleaning (in excess of the cleaning of the entire facility that UTHealth will carry out 4 times per month): 1 suite Entire facility	[***]
Environmental Monitoring (in excess of the EM of the entire facility that UTHealth will carry out once per month): 1 Suite 3 Suites Entire facility	[***]
Quality Control Testing: [***]	[***]
Courier Service: 1 trip 1 trip after hours (5pm to 6am and weekends)	[***]

Except as provided for herein, all other terms and conditions of the Agreement effective September 1, 2015, as previously amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the first date written above.

SIGNED:

IMMATICS US, INC.	THE UNIVERSITY OF TEXAS HEALTH
SCIENCE AT HOUSTON

By: /s/ Harpreet Singh	By: T. Kevin Dillon
Harpreet Singh CEO	T. Kevin Dillon Sr. Executive Vice President, Chief Operating and Financial Officer

Date: December 15, 2016	Date: 12/16/16